Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion of our Report of Independent Registered Public Accounting Firm, dated April 27, 2006 in Sterling Gold Corp.'s Form S-8 Registration Statement, SEC file no. 333-126739.

Vancouver, Canada	MORGAN & COMPANY

May 10, 2006	CHARTERED ACCOUNTANTS